First Trust Intermediate Duration Preferred & Income Fund Update

                                                                4th Quarter 2014


Stonebridge Advisors LLC Fund Commentary


FUND POSITIONING AND PERFORMANCE

The First Trust Intermediate Duration Preferred & Income Fund ("FPF") produced a total return based on net asset value (NAV ) for the fourth quarter of 2014 of 1.67% versus a total return of the blended index, a 50/50 blend of the BofA Merrill Lynch Fixed Rate Preferred Securities Index (P0P1) and the BofA Merrill Lynch US Capital Securities Index (C0CS) of 1.65%. The key drivers of the small outperformance during the fourth quarter were an overweight in Contingent Convertible Securities (CoCo's) and the use of leverage.(1,2) FPF had a 10.77% weighting in CoCo's and the securities held produced a total return in Q4 of 1.92%, while the blended index has no CoCo weighting. It should be noted that the BofA Merrill Lynch Contingent Capital Index (COCO) had a total return for the quarter of 1.11% so the security selection in FPF was a positive factor in performance. Leverage during the fourth quarter in FPF averaged close to 31% and added 0.44% of return during the period.

Detractors of performance during the fourth quarter were an overweight in both institutional securities, which underperformed retail securities, and fixed-to-floaters, which underperformed longer duration fixed for life securities.(3, 4,5,6) Additionally, the interest rate hedge we utilized for part of the fourth quarter had a total return of -0.11%. The interest-rate hedge, used to manage duration, consisted of positions in Treasury futures and options on treasury futures.(7) This hedge has been eliminated until we have more conviction on U.S. Treasuries and interest rates in general.

FIGURE 1. PERFORMANCE (%) AS OF 12/31/14

---------------------------------------------------------------------------
                                                                  Since
                                   Quarter    YTD      1 Year   Inception
---------------------------------------------------------------------------
Fund Performance
---------------------------------------------------------------------------
  NAV                                1.67     12.81     12.81     8.97
---------------------------------------------------------------------------
  Share Price                        8.44     17.08     17.08     2.65
---------------------------------------------------------------------------
Index Performance
---------------------------------------------------------------------------
  Blended Index                      1.65      12.15    12.15     4.85
---------------------------------------------------------------------------


---------------------------------------------------------------
              Discount                               Share
               to NAV    Distribution     NAV        Price
                            Rate(8)
---------------------------------------------------------------
  FPF          -4.90%       8.59%        $23.88      $22.71
---------------------------------------------------------------

Returns are average annualized total returns, except those for periods of less than one year, which are cumulative.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE QUOTED. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN SOLD OR REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE INFORMATION WHICH IS CURRENT THROUGH THE MOST RECENT MONTH-END BY VISITING FTPORTFOLIOS.COM.

FPF continued its strategy of maintaining income while aiming to better protect investors against downside that could result from an increase in interest rates. This was accomplished with the use of fixed-to-floaters, shorter duration fixed-for-life securities and higher coupon securities that tend to be more defensive in a rate rise. Although this lower duration strategy may hinder the fund's ability to perform in a lower interest rate environment such as the one experienced through all of 2014 and the early part of 2015, we believe it is in fund investors' best interest to stay the course and do our best to protect in a rising rate environment. FPF's weighted average duration as of December 31, 2014, without considering leverage, was 4.71 years, and the duration including the leverage was 6.88 years. The blended index's duration at year-end was 5.54 years. We manage FPF's duration within a band of 3 to 7 years.

It is worth noting that in January, First Trust and Stonebridge executed a swap to fix approximately 25% of FPF's leverage for 10 years.(9) We look at this low interest rate environment combined with the possible Federal Reserve move to raise short-term interest rates sometime in the next 6 to 18 months as an opportunistic time to protect some of the leverage from future rising rates.

4Q14 GENERAL MARKET RECAP

The preferred and hybrid securities markets were strong performers during the fourth quarter and 2014 despite volatility throughout financial markets worldwide. Preferred and hybrid securities earned 15.44% and 8.93%, respectively, for the year-end 2014, and 2.72% and 0.59% during the fourth quarter, according to the BofA Merrill Lynch Preferred and Hybrid Indices P0P1 and C0CS, as shown in Figure 2.


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


                First Trust Intermediate Duration Preferred & Income Fund Update


FIGURE 2. HYBRID PREFERRED TOTAL RETURN PERFORMANCE RELATIVE TO OTHER INDICES

----------------------------------------------------------------------------------------------------------------
                                                                        AVG.     EFFECTIVE
                           INDEX                            TICKER   RATING(10)   DURATION    4Q14      FY2014
----------------------------------------------------------------------------------------------------------------
  BOFA MERRILL LYNCH FIXED RATE PREFERRED SECURITIES       P0P1        BBB2        5.72      2.72%     15.44%
----------------------------------------------------------------------------------------------------------------
  BOFA MERRILL LYNCH US CAPITAL SECURITIES                 C0CS        BBB2        5.36      0.59%      8.93%
----------------------------------------------------------------------------------------------------------------
  BofA Merrill Lynch Contingent Capital                    COCO        BB1         4.56     -0.38%      1.63%
----------------------------------------------------------------------------------------------------------------
  BofA Merrill Lynch US Corporate                          C0A0        A3          6.96      1.43%      7.51%
----------------------------------------------------------------------------------------------------------------
  BofA Merrill Lynch US Cash Pay High Yield                J0A0        B1          4.49     -1.05%      2.45%
----------------------------------------------------------------------------------------------------------------
  BofA Merrill Lynch Current 10-Yr US Treasury             GA10        AAA         8.96      3.56%     10.72%
----------------------------------------------------------------------------------------------------------------
  BofA Merrill Lynch Current 30-Yr US Treasury             GA30        AAA        20.55     10.12%     29.43%
----------------------------------------------------------------------------------------------------------------
  BofA Merrill Lynch US Mortgage Backed Securities         M0A0        AAA         4.00      1.79%      6.07%
----------------------------------------------------------------------------------------------------------------
  BofA Merrill Lynch US Municipal Securities               U0A0        AA3         6.85      1.33%      9.78%
----------------------------------------------------------------------------------------------------------------
  BofA Merrill Lynch All US Convertibles ex Mandatory      V0A0                              1.29%      9.33%
----------------------------------------------------------------------------------------------------------------
  S&P 500                                                  SPX                               4.92%     13.68%
----------------------------------------------------------------------------------------------------------------

Source: Stonebridge Advisors LLC, BofA Merrill Lynch Research as of 12/31/14. This example is for illustrative purposes only and not indicative of the Fund. Past performance is no guarantee of future results.



Performance of the preferred and hybrid markets was supported by strong rates, a stable U.S. economy and the continued fundamental improvement of financial companies. Even as the Federal Reserve reduced quantitative easing, ending additional asset purchases in October 2014, the U.S. Treasury market experienced positive performance, driven by lower rates around the globe and a strong U.S. economy. The performance of the Treasury market surprised most, substantially surpassing even the lowest forecasts of the 50+ economists surveyed by Bloomberg, as shown in Figure 3. Improvements of the U.S. economy were the strongest during the fourth quarter, highlighted by the announcement of a third quarter GDP number revised up to 5%, representing the first two quarters of consecutive 4% growth since 2003. Additionally, the job market experienced its strongest growth in 15 years with unemployment ending the year at 5.4%, the lowest since mid-2008.


FIGURE 3. TREASURY RATES AND EXPECTATIONS

------------------------------------------------------------------------------------------------------------------------
                                           LOWEST 12/31/14 EXPECTATION   MEDIAN 12/31/14 EXPECTATION
         SECURITY          12/31/13 RATE        AS OF 12/31/13(11)            AS OF 12/31/13(11)         12/31/14 RATE
------------------------------------------------------------------------------------------------------------------------
U.S. 10-YEAR TREASURY          3.04%                  2.50%                         3.44%                    2.17%
------------------------------------------------------------------------------------------------------------------------
U.S. 30-YEAR TREASURY          3.96%                  3.50%                         4.25%                    2.75%
------------------------------------------------------------------------------------------------------------------------

Source: Stonebridge Advisors LLC, U.S. Department of the Treasury, Bloomberg



Duration was the primary driver of performance during both the quarter and the year with the move in the U.S. Treasuries driving the substantial outperformance of long duration securities. This also caused substantial outperformance of the retail preferred securities market, which is longer duration due to a much higher percentage of fixed-rate securities. Performance during 2014 was also supported by expectations that the yield curve will flatten, and analysts' further reducing expectations for the long-end of the curve.

The second half of the year, and particularly December, were volatile periods driven by increasing macroeconomic and geopolitical risk. There remain many obstacles plaguing the markets, including concerns about global growth and the direct and indirect impacts of the sell-off in oil. Credit also became a bigger concern with one-off credit events occurring during the year and with a bigger concern about whether the stresses in U.S. high yield energy could cause the next default cycle. Risk assets were sharply lower in December, particularly in Europe, and CoCo's reached the lows of the year. Negative drivers were combatted not only by a strong U.S. economy, but also by commitment and actions by international central banks as they continued to increase accommodative policy. The fourth quarter saw the announcement of increased stimulus from Japan, China and Europe, bolstering the bond markets and driving the U.S. equity markets to all-time highs.

The market remains supported by a strong U.S. economy, stimulus from central banks around the world, and flows into the market as investors continue to seek yield and take advantage of the relative attractiveness of the preferred and hybrid securities markets.


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


                First Trust Intermediate Duration Preferred & Income Fund Update


MARKET OUTLOOK

Coming off a tremendous year for preferred and hybrid securities, in which the low interest rate environment supported the bullish move higher, we think 2015 will see a market in which security selection is paramount. We believe it will be another positive year for preferreds and hybrids, but active management and relative value trades based on macroeconomic trends and events, credit quality, security structure, and supply will be where investors can add alpha.(12)

With central banks around the world maintaining an accommodative stance, we anticipate interest rates will remain low globally in 2015. The market is anticipating the Federal Reserve to begin to raise rates at some point in 2015, and this may cause some intermittent rate volatility. Preferred securities will likely feel some of that volatility, especially if we see outflows from large ETFs and mutual funds. Nonetheless, yield spreads to Treasuries remain wide to historical averages and other credit spread products, which should help mitigate this risk and support the market.

Credit spreads in general have tightened as the credit quality of issuers within preferred and hybrid securities have improved or remained stable. Nonetheless, there continue to exist pockets of credit risk within the market which have created some volatility in 2014 that need to be monitored in 2015. An active approach to investing will be the best way to attempt to avoid any credit events that arise.

Security structure continues to be an important factor within the preferred market. There are so many variations in how preferreds and hybrids are structured that investors must be familiar with every type of coupon structure, security characteristic and covenant to make intelligent investment decisions. We currently favor structures with good rate protection and high current yields, such as 10 year non-call fixed-to-floats with high reset rates.

There will be more supply from the financial sector in 2015, both in the U.S. and Europe with the majority coming from the European banks. Estimates for issuance from the U.S. and European banks are around $50-100 billion in Additional Tier 1 (AT1) eligible preferred securities and CoCo's.(13) With a substantial amount of new issuance on the horizon, we believe there is the potential for short term volatility in the market and specific issuers, depending on the size and structure of new issues relative to outstanding securities trading in the secondary market. Successfully navigating an increase in supply will require experience and knowledge of the preferred and hybrid markets in our opinion.



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


                First Trust Intermediate Duration Preferred & Income Fund Update





INVESTMENT OBJECTIVE/STRATEGY

First Trust Intermediate Duration Preferred & Income Fund is a non-diversified, closed-end management investment company. The Fund's primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund seeks to maintain, under normal market conditions, a duration excluding the effects of leverage, of between three and eight years. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a portfolio of preferred and other income-producing securities. The Fund also will invest at least 25% of its Managed Assets in the group of industries that are part of the financials sector as classified under the Global Industry Classification Standards developed by MSCI, Inc. and Standard & Poor's, which is currently comprised of banks, diversified financials, real estate (including real estate investment trusts) and insurance industries. Under normal market conditions, the Fund will seek to invest in a portfolio of securities that has an average weighted investment grade credit quality. The Fund, for enhanced income potential, will also invest in below investment-grade securities. These securities are commonly referred to as "junk" or "high-yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

PERFORMANCE SUMMARY AS OF 12/31/2014

CUMULATIVE TOTAL RETURNS
PERIOD                                   SHARE PRICE                NAV
3 Months                                    8.44%                   1.67%
Year to Date                               17.08%                  12.81%
1 Year                                     17.08%                  12.81%
AVERAGE ANNUAL TOTAL RETURNS
PERIOD                                   SHARE PRICE                NAV
3 Years                                      N/A                     N/A
5 Years                                      N/A                     N/A
Since Inception (5/23/13)                   2.65%                   8.97%

Total return is the combination of reinvested dividend income and reinvested capital gains distributions, at prices obtained by the Dividend Reinvestment Plan, if any, and changes in the NAV and Share Price. The NAV total return takes into account the Fund's total annual expenses and does not reflect sales load. Performance would have been lower if a sales load would have been applied. Performance data quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares when sold, may be worth more or less than their original cost.

The NAV represents the Fund's net assets (assets less liabilities) divided by the Fund's common shares outstanding. Fund shares are purchased and sold on an exchange at their share price rather than NAV, which may cause the shares to trade at a price greater than NAV (premium) or less than NAV (discount).


RISKS AND CONSIDERATIONS

The fund is subject to risks, including the fact that it is a non-diversified closed-end management investment company. Shares of closed-end investment companies frequently trade at a discount from their net asset value. Investment return and market value of an investment in the fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. Preferred/hybrid and debt securities in which the fund invests are subject to various risks, including credit risk, interest rate risk, and call risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and that the value of a security may decline as a result. Credit risk may be heightened for the fund because it invests in below investment grade securities, which involve greater risks than investment grade securities, including the possibility of dividend or interest deferral, default or bankruptcy. Interest rate risk is the risk that the value of fixed-rate securities in the fund will decline because of rising market interest rates. Call risk is the risk that performance could be adversely impacted if an issuer calls higher-yielding debt instruments held by the fund.

Because the fund is concentrated in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.

Investment in non-U.S. securities is subject to the risk of currency fluctuations and to economic and political risks associated with such foreign countries.

Use of leverage can result in additional risk and cost, and can magnify the effect of any losses.

The risks of investing in the fund are spelled out in the prospectus, shareholder report and other regulatory filings.



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


                First Trust Intermediate Duration Preferred & Income Fund Update




FOOTNOTES:

1 Contingent Convertible securities (CoCo's) are a specific type of security similar to traditional convertible bonds. Unlike traditional convertible bonds, the possibility of converting a CoCo bond to equity is "contingent" and will occur only in the case of a specific event that can be different depending on the particular need of an issuer.

2 Leverage is a technique where a fund's manager borrows assets at one rate and invests the proceeds from the borrowed assets at another rate, seeking to increase yield and total return. Use of leverage can result in additional risk and cost, and can magnify the effect of any losses.

3 $1000 par ("institutional") securities are issued and trade in denominations of $1000. They are typically traded over the counter (OTC), and generally have income accrued daily separate from the market price, similar to corporate bonds.

4 $25 par ("retail") securities are issued and trade in denominations of $25. They are generally listed and traded on the NYSE, have accrued income embedded within the market price, and coupons are only received if security is owned on record date, similar to common stocks.

5 A fixed-to-floating rate security has a coupon rate that is fixed for a certain period of time (typically five, ten or thirty years from the time of issuance), after which the coupon resets at a floating rate based on a spread over the security's benchmark (typically 3-month LIBOR).

6 Duration/Interest rate risk is a measure of a security's sensitivity to interest rate changes that reflects the change in a security's price given a change in yield.

7 Futures are a financial contract obligating the buyer to purchase an asset (or the seller to sell an asset) at a predetermined future date and price.

8 Distribution rates are calculated by annualizing the most recent distribution paid or declared through the end of the quarter and then dividing by the quarter-end market price. The distribution consists of the sum of net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital. Distribution rates may vary. Any distribution adjustment will not be reflected until after the declaration date for the next distribution. See the fund's 19a-1 Notices, if any, located under the "News & Literature" section of the website for estimates of distribution sources. Final determination of the source and tax status of all distributions paid in the current year will be made after year-end.

9 Swaps are the exchange of one security for another in order to take advantage of comparative advantages on interest rates.

10 The ratings are by Standard & Poor's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher.


11  Yield forecast of 50+ economists surveyed by Bloomberg.

12 Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The higher the Alpha, the better has been the risk-adjusted performance.

13 Additional Tier 1 instruments are required to absorb losses on a going concern basis, either through a write down or conversion into ordinary shares.


INDEX DEFINITIONS:

P0P1 - BofA Merrill Lynch Fixed Rate Preferred Securities Index - tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US domestic market.

P0A0 - BofA Merrill Lynch Adjustable Rate Preferred Securities Index - tracks the performance of adjustable-rate US dollar-denominated preferred securities issued in the US domestic market. C0CS - BofA Merrill Lynch US Capital Securities Index - a subset of the BofA Merrill Lynch US Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities.

C0A0 - BofA Merrill Lynch US Corporate Index - tracks the performance of US dollar-denominated investment-grade corporate debt publicly issued in the US domestic market.

J0A0 - BofA Merrill Lynch US Cash Pay High Yield Index - tracks the performance of US dollar-denominated below investment-grade corporate debt, currently in a coupon-paying period, that is publicly issued in the US domestic market.

GA10 - BofA Merrill Lynch Current 10-Year US Treasury Index - is a one-security index comprised of the most recently issued 10-year US Treasury bond. GA30 - BofA Merrill Lynch Current 30-Year US Treasury Index - is a one-security index comprised of the most recently issued 30-year US Treasury bond. M0A0 - BofA Merrill Lynch US Mortgage Backed Securities Index - tracks the performance of US dollar-denominated fixed-rate and hybrid residential mortgage pass-through securities publicly issued by US agencies in the US domestic market.

U0A0 - BofA Merrill Lynch US Municipal Securities Index - tracks the performance of US dollar-denominated investment-grade tax-exempt debt publicly issued by US states and territories, and their political subdivisions, in the US domestic market.

V0A0 - BofA Merrill Lynch All US Convertibles ex Mandatory Index - tracks the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.

SPX - S&P 500 Index - The S&P 500 Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance.

COCO - BofA Merrill Lynch Contingent Capital Index - tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment-grade and sub-investment-grade issues.

Indexes are unmanaged and an investor cannot invest directly in an index.


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